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                                STI CLASSIC FUNDS

                    SUPPLEMENT DATED OCTOBER 16, 2006 TO THE
                      PROSPECTUSES DATED AUGUST 1, 2006 FOR
          STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND (A, C AND I SHARES)



Effective at the close of business on October 13, 2006, the STI Classic Florida Tax-Exempt Bond Fund (the "Fund") was restructured as the STI Classic High Grade Municipal Bond Fund and is now offered in separate Prospectuses. Therefore, the Fund is no longer offered in this Prospectus and all references to the Fund are deleted.










               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SU-IACBMM-1006

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                                STI CLASSIC FUNDS

                      SUPPLEMENT DATED OCTOBER 16, 2006 TO
          THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2006


                THIS SUPPLEMENT SUPERSEDES ALL OTHER SUPPLEMENTS


Effective as of the close of business on October 13, 2006, the STI Classic Florida Tax-Exempt Bond Fund was restructured as the STI Classic High Grade Municipal Bond Fund. Therefore, all references to the STI Classic Florida Tax-Exempt Bond Fund in this Statement of Additional Information ("SAI") are replaced with STI Classic High Grade Municipal Bond Fund.

Effective as of the close of business on September 29, 2006, the STI Classic Total Return Bond Fund reorganized into the STI Classic Core Bond Fund. Therefore, all references to the STI Classic Total Return Bond Fund are deleted from this SAI.

Also effective as of the close of business on September 29, 2006, the STI Classic Core Bond Fund change its name to STI Classic Total Return Bond Fund. Therefore, all references to STI Classic Core Bond Fund in this SAI are replaced with STI Classic Total Return Bond Fund.

The following sentence replaces a similar sentence in the third paragraph under SHORT SALES on page 28:

         Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) earmark or maintain in a segregated account cash or liquid securities at such a level that (i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

The following sentence replaces a similar sentence in the second paragraph under SWAP AGREEMENTS on page 30:

         A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid.

The following sentence replaces a similar sentence in the third paragraph under SWAP AGREEMENTS on page 30:

         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, will be earmarked or maintained in a segregated account by the Fund's custodian.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STI-SP-SAI-1006